Exhibit 99.1

FARO Reports Third Quarter 2019 Financial Results

LAKE MARY, FL, October 30, 2019 - FARO® (NASDAQ: FARO), the world’s most trusted source for 3D measurement and imaging solutions for 3D manufacturing, construction BIM, 3D design, public safety forensics, and photonics applications, today announced its financial results for the third quarter ended September 30, 2019.

“Having been at FARO for a full quarter now, I believe we can deliver long-term sales and profit growth. FARO’s product roadmap, broad customer base and market position create the foundation for a much more customer focused and scalable sales model. With those goals in mind, we have augmented our management team and made significant progress on our strategic and tactical plans,” stated Michael Burger, President and Chief Executive Officer. “I am not satisfied with our current financial performance, notwithstanding the soft macro environment. However, I am confident we will be successful in the implementation of our plans to enhance shareholder value.”

Third Quarter 2019 Financial Summary
Total sales were $90.5 million for third quarter 2019, as compared with $99.7 million for third quarter 2018. The decrease was a result of continuing demand softness in the Asian market due primarily to the uncertainty surrounding ongoing trade disputes and the outlook for the industrial manufacturing sector.

Product sales were $63.6 million, down 16% when compared to $75.8 million in the third quarter 2018. Service sales were $26.9 million, up 13% when compared to $23.9 million in the third quarter 2018. New order bookings were $94.8 million for the third quarter 2019, down 6% as compared to $100.5 million for the third quarter 2018.

Gross margin was 56.1% for the third quarter 2019, as compared to 50.8% for the same prior year period. Non-GAAP gross margin was 56.4% for the third quarter 2019 compared to 55.8% for the third quarter 2018.

Loss from operations was $5.9 million for the third quarter 2019, as compared to loss from operations of $2.7 million for the third quarter 2018, driven by the lower demand environment. Non-GAAP loss from operations was $0.1 million for the third quarter 2019.

Net loss was $6.2 million, or $0.36 per share, for the third quarter 2019, as compared to a net loss of $2.5 million, or $0.15 per share, for the third quarter 2018. Non-GAAP net loss was $0.2 million, or $0.01 per share, for the third quarter 2019.

* A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided in the financial schedules portion at the end of this press release. An additional explanation of these measures is included below under the heading “Non-GAAP Financial Measures”.

The Company’s cash and short-term investments decreased modestly to $144.0 million as of the end of the third quarter of 2019, and the Company remained debt-free.

Conference Call
The Company will host a conference call to discuss these results on Thursday, October 31, 2019 at 8:00 a.m. ET. Interested parties can access the conference call by dialing (800) 894-5910 (U.S.) or +1 (785) 424-1052 (International) and using the passcode FARO. A live webcast will be available in the Investor Relations section of FARO's website at: https://www.faro.com/about-faro/investor-relations/conference-calls/

A replay webcast will be available in the Investor Relations section of the company's web site approximately two hours after the conclusion of the call and will remain available for approximately 30 calendar days.

About FARO
FARO is the world’s most trusted source for 3D measurement and imaging solutions. The Company develops and markets computer-aided measurement and imaging devices and software for the following vertical markets:
•3D Manufacturing - High-precision 3D measurement, imaging and comparison of parts and complex structures within production and quality assurance processes
•Construction BIM - 3D capture of as-built construction projects and factories to document complex structures and perform quality control, planning and preservation
•Public Safety Forensics - Capture and analysis of on-site real world data to investigate crash, crime and fire events, plan security activities and provide virtual reality training for public safety personnel
•3D Design - Capture and edit 3D shapes of products, people, and/or environments for design purposes in product development, computer graphics and dental and medical applications
•Photonics - Develop and market galvanometer-based laser measurement products and solutions

FARO’s global headquarters is located in Lake Mary, Florida. The Company’s European regional headquarters is located in Stuttgart, Germany and its Asia-Pacific regional headquarters is located in Singapore. FARO has other offices in the United States, Canada, Mexico, Brazil, Germany, the United Kingdom, France, Spain, Italy, Poland, Turkey, the Netherlands, Switzerland, India, China, Malaysia, Thailand, South Korea, Japan, and Australia.

More information is available at http://www.faro.com

Non-GAAP Financial Measures
This press release contains information about our financial results that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures, including non-GAAP total sales, non-GAAP total sales by reporting segment, non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP (loss) income from operations, non-GAAP other expense, net, non-GAAP net (loss) income and non-GAAP net (loss) income per share, exclude the GSA sales adjustment (as defined in the tables below), the impact of purchase accounting intangible amortization expense, stock-based compensation, advisory fees incurred related to the GSA Matter (as defined in the tables below), imputed interest expense recorded related to the GSA Matter, costs incurred in connection with our executive officer transitions, including severance costs, sign-on bonuses and relocation costs, the charge increasing our reserve for excess and obsolete inventory, the impairment charge related to our equity investment in present4D GmbH, changes in our reserve for uncertain tax positions due to a change in our judgment on the recognition of a tax position and return-to-provision adjustments identified in the preparation of our 2018 U.S. tax return and are provided to enhance investors’ overall understanding of our historical operations and financial performance. In addition, we present EBITDA, which is calculated as net income (loss) before interest (income) expense, net, income tax expense (benefit) and depreciation and amortization, and Adjusted EBITDA, which is calculated as EBITDA, excluding loss on foreign currency transactions, the GSA sales adjustment, stock-based compensation, advisory fees incurred related to the GSA Matter, costs incurred in connection with our executive officer transitions, including severance costs, sign-on bonuses and relocation costs, the charge increasing our reserve for excess and obsolete inventory and the impairment charge related to our equity investment in present4D GmbH, as a measure of our operating profitability. The most directly comparable GAAP measure to EBITDA and Adjusted EBITDA is net income (loss). Management believes that these non-GAAP financial measures provide investors with relevant period-to-period comparisons of our core operations using the same methodology that management employs in its review of the Company’s operating results. These financial measures are not recognized terms under GAAP and should not be considered in isolation or as a substitute for a measure of financial performance prepared in accordance with GAAP. These non-GAAP financial measures have limitations that should be considered before using these measures to evaluate a company’s financial performance. These non-GAAP financial measures, as presented, may not be comparable to similarly titled measures of other companies due to varying methods of calculation. The financial statement tables that accompany this press release include a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties, such as statements about demand for and customer acceptance of FARO’s products, FARO’s product development and product launches, FARO's growth, strategic and continuous improvement plans and initiatives and FARO’s growth potential and profitability. Statements that are not historical facts or that describe the Company's plans, objectives, projections, expectations, assumptions, strategies, or goals are forward-looking statements. In addition, words such as “is,” “will” and similar expressions or discussions of FARO’s plans or other intentions identify forward-looking statements. Forward-looking statements are not guarantees of future performance and are subject to various known and unknown risks, uncertainties, and other factors that may cause actual results, performances, or achievements to differ materially from future results, performances, or achievements expressed or implied by such forward-looking statements. Consequently, undue reliance should not be placed on these forward-looking statements.

Factors that could cause actual results to differ materially from what is expressed or forecasted in such forward-looking statements include, but are not limited to:
•the outcome of the U.S. Government's review of, or investigation into, the GSA Matter; any resulting penalties, damages, or sanctions imposed on the Company and the outcome of any resulting litigation to which the Company may become a party; loss of future government sales; and potential impacts on customer and supplier relationships and the Company's reputation;
•development by others of new or improved products, processes or technologies that make the Company's products less competitive or obsolete;
•the Company's inability to maintain its technological advantage by developing new products and enhancing its existing products;
•declines or other adverse changes, or lack of improvement, in industries that the Company serves or the domestic and international economies in the regions of the world where the Company operates and other general economic, business, and financial conditions;
•the impact of fluctuations in foreign exchange rates; and
•other risks detailed in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and in Part II, Item 1A. Risk Factors in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019.
Forward-looking statements in this release represent the Company’s judgment as of the date of this release. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise, unless otherwise required by law.

Investor Contacts

FARO Technologies, Inc.
Allen Muhich, Chief Financial Officer
+1 407-562-5005
IR@faro.com

Sapphire Investor Relations, LLC
Michael Funari or Erica Mannion
+1 617-542-6180
IR@faro.com

FARO TECHNOLOGIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

	Three Months Ended		Nine Months Ended
(in thousands, except share and per share data)	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Sales
Product	$63,641	$75,817	$200,434	$222,118
Service	26,875	23,888	77,190	68,665
Total sales	90,516	99,705	277,624	290,783
Cost of Sales
Product	26,495	34,864	83,632	91,321
Service	13,249	14,229	39,461	40,750
Total cost of sales	39,744	49,093	123,093	132,071
Gross Profit	50,772	50,612	154,531	158,712
Operating Expenses
Selling and marketing	30,218	28,482	87,438	87,877
General and administrative	15,662	13,102	44,471	36,789
Research and development	10,783	11,740	33,048	34,138
Total operating expenses	56,663	53,324	164,957	158,804
Loss from operations	(5,891)	(2,712)	(10,426)	(92)
Other (income) expense
Interest (income) expense, net	(24)	(96)	72	(205)
Other expense, net	514	226	2,398	868
Loss before income tax (benefit) expense	(6,381)	(2,842)	(12,896)	(755)
Income tax (benefit) expense	(182)	(354)	(444)	73
Net loss	$(6,199)	$(2,488)	$(12,452)	$(828)
Net loss per share - Basic	$(0.36)	$(0.15)	$(0.72)	$(0.05)
Net loss per share - Diluted	$(0.36)	$(0.15)	$(0.72)	$(0.05)
Weighted average shares - Basic	17,367,228	17,122,705	17,352,386	16,976,459
Weighted average shares - Diluted	17,367,228	17,122,705	17,352,386	16,976,459

FARO TECHNOLOGIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share data)	September 30, 2019 (unaudited)	December 31, 2018
ASSETS
Current assets:
Cash and cash equivalents	$119,083	$108,783
Short-term investments	24,868	24,793
Accounts receivable, net	64,708	88,927
Inventories, net	69,779	65,444
Prepaid expenses and other current assets	28,084	28,795
Total current assets	306,522	316,742
Property and equipment:
Machinery and equipment	82,578	76,048
Furniture and fixtures	6,172	6,749
Leasehold improvements	21,066	20,304
Property and equipment at cost	109,816	103,101
Less: accumulated depreciation and amortization	(81,411)	(72,684)
Property and equipment, net	28,405	30,417
Operating lease right-of-use asset	18,672	—
Goodwill	69,712	67,274
Intangible assets, net	27,530	33,054
Service and sales demonstration inventory, net	39,509	39,563
Deferred income tax assets, net	14,693	14,719
Other long-term assets	2,987	4,475
Total assets	$508,030	$506,244
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$11,705	$20,093
Accrued liabilities	35,255	36,327
Income taxes payable	1,081	5,081
Current portion of unearned service revenues	35,273	32,878
Customer deposits	2,419	3,144
Lease liability	6,615	—
Total current liabilities	92,348	97,523
Unearned service revenues - less current portion	18,171	15,505
Lease liability - less current portion	13,922	—
Deferred income tax liabilities	2,466	736
Income taxes payable - less current portion	12,567	12,247
Other long-term liabilities	1,031	3,624
Total liabilities	140,505	129,635
Shareholders’ equity:
Common stock - par value $.001, 50,000,000 shares authorized; 18,816,598 and 18,676,059 issued, respectively; 17,404,087 and 17,253,011 outstanding, respectively	19	19
Additional paid-in capital	260,737	251,329
Retained earnings	162,574	175,353
Accumulated other comprehensive loss	(24,430)	(18,483)
Common stock in treasury, at cost; 1,412,511 and 1,423,048 shares, respectively	(31,375)	(31,609)
Total shareholders’ equity	367,525	376,609
Total liabilities and shareholders’ equity	$508,030	$506,244

FARO TECHNOLOGIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Nine Months Ended
(in thousands)	September 30, 2019	September 30, 2018
Cash flows from:
Operating activities:
Net loss	$(12,452)	$(828)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	14,203	13,467
Stock-based compensation	8,703	5,717
Provisions for bad debts, net of recoveries	1,000	360
Loss on disposal of assets	552	401
Provision for excess and obsolete inventory	2,431	5,357
Deferred income tax benefit	(69)	(161)
Impairment charge on equity method investment	1,535	—
Change in operating assets and liabilities:
Decrease (Increase) in:
Accounts receivable	21,883	(1,882)
Inventories	(9,471)	(12,104)
Prepaid expenses and other current assets	640	(4,257)
(Decrease) Increase in:
Accounts payable and accrued liabilities	(13,404)	569
General Services Administration liability	6,470	—
Income taxes payable	(3,679)	(5,082)
Customer deposits	(685)	(107)
Unearned service revenues	5,809	3,415
Net cash provided by operating activities	23,466	4,865
Investing activities:
Proceeds from sale of investments	33,700	22,000
Purchases of investments	(33,700)	(31,000)
Purchases of property and equipment	(5,922)	(6,895)
Payments for intangible assets	(2,035)	(1,716)
Acquisition of businesses	—	(27,638)
Loan originated to affiliate	(549)	—
Equity investments and advances to affiliates	—	(1,786)
Net cash used in investing activities	(8,506)	(47,035)
Financing activities:
Payments on finance leases	(273)	(84)
Payments of contingent consideration for acquisitions	(3,101)	(638)
Payments for taxes related to net share settlement of equity awards	(1,389)	—
Proceeds from issuance of stock related to stock option exercises	2,328	20,901
Net cash (used in) provided by financing activities	(2,435)	20,179
Effect of exchange rate changes on cash and cash equivalents	(2,225)	(3,871)
Increase (decrease) in cash and cash equivalents	10,300	(25,862)
Cash and cash equivalents, beginning of period	108,783	140,960
Cash and cash equivalents, end of period	$119,083	$115,098

FARO TECHNOLOGIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
(UNAUDITED)

	Three Months Ended		Nine Months Ended
(in thousands)	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Net loss	$(6,199)	$(2,488)	$(12,452)	$(828)
Currency translation adjustments	(5,646)	(4,911)	(5,947)	(9,074)
Comprehensive loss	$(11,845)	$(7,399)	$(18,399)	$(9,902)

FARO TECHNOLOGIES, INC. AND SUBSIDIARIES
UNAUDITED SUPPLEMENTAL SALES DATA

	Three Months Ended			Nine Months Ended
(sales in thousands)	September 30, 2019	September 30, 2018	% Change	September 30, 2019	September 30, 2018	% Change
Reporting Segments
3D Manufacturing (1)	$56,017	$64,182	(12.7)%	$171,586	$190,584	(10.0)%
Construction BIM (2)	23,884	23,710	0.7%	73,485	69,994	5.0%
Emerging Verticals (3)	10,615	11,813	(10.1)%	32,553	30,205	7.8%
Total	$90,516	$99,705	(9.2)%	$277,624	$290,783	(4.5)%

(1) The 3D Manufacturing reporting segment contains our 3D Manufacturing vertical.
(2) The Construction BIM reporting segment contains our Construction BIM vertical.
(3) The Emerging Verticals reporting segment includes our 3D Design, Public Safety Forensics, and Photonics verticals.

FARO TECHNOLOGIES, INC. AND SUBSIDIARIES
DEPRECIATION AND AMORTIZATION EXPENSE RECLASSIFICATION
(UNAUDITED)

Commencing with the third quarter of 2019, depreciation and amortization expenses are being reported in the accompanying statements of operations to reflect departmental costs. Previously, those expenses were reported as a separate line item under operating expenses. Depreciation and amortization expenses were reclassified in prior periods to conform to the current period presentation, as follows:

	Three Months Ended
(in thousands)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019
Product cost of sales as reported	$26,884	$27,878	$34,004	$36,036	$26,128	$29,037
Depreciation and amortization adjustment	853	842	860	851	1,176	796
Product cost of sales as adjusted	$27,737	$28,720	$34,864	$36,887	$27,304	$29,833

Service cost of sales as reported	$12,164	$12,675	$13,384	$12,257	$12,470	$12,135
Depreciation and amortization adjustment	826	856	845	860	824	783
Service cost of sales as adjusted	$12,990	$13,531	$14,229	$13,117	$13,294	$12,918

Selling and marketing as reported	$28,271	$30,084	$27,811	$30,754	$26,753	$29,124
Depreciation and amortization adjustment	512	528	671	689	466	876
Selling and marketing as adjusted	$28,783	$30,612	$28,482	$31,443	$27,219	$30,000

General and administrative as reported	$11,073	$11,320	$12,496	$12,763	$13,224	$14,424
Depreciation and amortization adjustment	690	604	606	846	578	583
General and administrative as adjusted	$11,763	$11,924	$13,102	$13,609	$13,802	$15,007

Depreciation and amortization as reported	$4,343	$4,377	$4,747	$4,846	$4,749	$4,573
Depreciation and amortization adjustment	(4,343)	(4,377)	(4,747)	(4,846)	(4,749)	(4,573)
Depreciation and amortization as adjusted	$—	$—	$—	$—	$—	$—

Research and development as reported	$9,406	$9,983	$9,975	$10,342	$9,935	$9,091
Depreciation and amortization adjustment	1,462	1,547	1,765	1,600	1,705	1,535
Research and development as adjusted	$10,868	$11,530	$11,740	$11,942	$11,640	$10,626

In the reconciliations that follow, the “as reported” amounts for prior periods reflect the above reclassification of depreciation and amortization expenses.

FARO TECHNOLOGIES, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
(dollars in thousands, except per share data)	2019	2018	2019	2018
Total sales, as reported	$90,516	$99,705	$277,624	$290,783
GSA sales adjustment (1)	—	—	5,840	—
Non-GAAP total sales	$90,516	$99,705	$283,464	$290,783

Gross profit, as reported	$50,772	$50,612	$154,531	$158,712
GSA sales adjustment (1)	—	—	5,840	—
Stock-based compensation (2)	270	241	771	620
Inventory reserve charge (3)	—	4,734	—	4,734
Non-GAAP adjustments to gross profit	270	4,975	6,611	5,354
Non-GAAP gross profit	$51,042	$55,587	$161,142	$164,066
Gross margin, as reported	56.1%	50.8%	55.7%	54.6%
Non-GAAP gross margin	56.4%	55.8%	56.8%	56.4%

Operating expenses, as reported	$56,663	$53,324	$164,957	$158,804
Advisory fees for GSA Matter (4)	—	—	(1,244)	—
Stock-based compensation (2)	(3,117)	(1,925)	(7,932)	(5,097)
Executive severance costs	(1,217)	—	(1,217)	—
Executive sign-on bonuses & relocation costs	(270)	—	(845)	—
Purchase accounting intangible amortization	(924)	(1,131)	(2,665)	(2,601)
Non-GAAP adjustments to operating expenses	(5,528)	(3,056)	(13,903)	(7,698)
Non-GAAP operating expenses	$51,135	$50,268	$151,054	$151,106

Loss from operations, as reported	$(5,891)	$(2,712)	$(10,426)	$(92)
Non-GAAP adjustments to gross profit	270	4,975	6,611	5,354
Non-GAAP adjustments to operating expenses	5,528	3,056	13,903	7,698
Non-GAAP (loss) income from operations	$(93)	$5,319	$10,088	$12,960

Other expense, net, as reported	$490	$130	$2,470	$663
Interest expense increase due to GSA sales adjustment (1)	(145)	—	(632)	—
Present4D impairment (5)	—	—	(1,535)	—
Non-GAAP adjustments to other expense, net	(145)	—	(2,167)	—
Non-GAAP other expense, net	$345	$130	$303	$663

Net loss, as reported	$(6,199)	$(2,488)	$(12,452)	$(828)
Non-GAAP adjustments to gross profit	270	4,975	6,611	5,354
Non-GAAP adjustments to operating expenses	5,528	3,056	13,903	7,698
Non-GAAP adjustments to other expense, net	145	—	2,167	—
Income tax effect of non-GAAP adjustments	(1,452)	(1,084)	(4,484)	(2,126)
Other tax adjustments (6)	1,555	—	2,419	—
Non-GAAP net (loss) income	$(153)	$4,459	$8,164	$10,098

Net loss per share - Diluted, as reported	$(0.36)	$(0.15)	$(0.72)	$(0.05)
GSA sales adjustment (1)	—	—	0.34	—
Stock-based compensation (2)	0.19	0.12	0.50	0.34

Inventory reserve charge (3)	—	0.28	—	0.28
Advisory fees for GSA Matter (4)	—	—	0.07	—
Executive severance costs	0.07	—	0.07	—
Executive sign-on bonuses & relocation costs	0.02	—	0.05	—
Purchase accounting intangible amortization	0.05	0.07	0.15	0.15
Interest expense increase due to GSA sales adjustment (1)	0.01	—	0.04	—
Present4D impairment (5)	—	—	0.09	—
Income tax effect of non-GAAP adjustments	(0.08)	(0.06)	(0.26)	(0.13)
Other tax adjustments (6)	0.09	—	0.14	—
Non-GAAP net (loss) income per share - Diluted	$(0.01)	$0.26	$0.47	$0.59

(1) Late in the fourth quarter of 2018, during an internal review we preliminarily determined that certain of our pricing practices may have resulted in the U.S. Government being overcharged under our General Services Administration ("GSA") Federal Supply Schedule contracts (the "Contracts") (the "GSA Matter"). In fourth quarter 2018, we reduced our total sales by an estimated cumulative adjustment of $4.8 million. We also retained outside legal counsel and forensic accountants to conduct a comprehensive review of our pricing and other practices under the Contracts (the “Review”). On July 15, 2019, we submitted a report to the GSA and its Office of Inspector General setting forth the findings of the Review. Based on the results of the Review, in second quarter 2019 we reduced our total sales by an incremental $5.8 million (the “GSA sales adjustment”) and recorded imputed interest expense of $0.1 million and $0.6 million related to the GSA Matter for the three and nine months ended September 30, 2019, respectively.

(2) We exclude stock-based compensation, which is non-cash, from the non-GAAP financial measures because the Company believes that such exclusion provides a better comparison of results of ongoing operations for current and future periods with such results from past periods. This adjustment includes accelerated vesting of equity awards in connection with the transition of our prior executives totaling $1.6 million and $3.5 million for the three and nine months ended September 30, 2019, respectively.

(3) During the third quarter of 2018, we performed an analysis of our inventory reserves in connection with our recent new product introductions and acquisitions and recorded a charge of $4.7 million, or approximately 5% of total inventory, increasing our reserve for excess and obsolete inventory based on the determination that quantities on-hand for certain legacy products exceeded our revised sales projections.

(4) In connection with the GSA Matter, we retained outside legal counsel and forensic accountants to conduct the Review, which resulted in $1.2 million in advisory fees incurred during the first nine months of 2019.

(5) On April 27, 2018, we invested $1.8 million in present4D GmbH (“present4D”), a software solutions provider for professional virtual reality presentations and training environments, in the form of an equity capital contribution. During the second quarter of 2019, we determined it is more likely than not that we will not recover our cost basis in present4D and recorded an impairment charge of $1.5 million, which is included in Other expense, net.

(6) Driven primarily by return-to-provision adjustments identified in the preparation of our 2018 U.S. tax return and changes in our reserve for uncertain tax positions due to a change in our judgment on the recognition of a tax position.

FARO TECHNOLOGIES, INC. AND SUBSIDIARIES
QUARTERLY RECONCILIATION OF GAAP TO NON-GAAP FOR 2018 RESULTS
(UNAUDITED)

	Three Months Ended
(dollars in thousands, except per share data)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Total sales, as reported	$92,834	$98,244	$99,705	$112,844
GSA sales adjustment (1)	—	—	—	4,789
Non-GAAP total sales	$92,834	$98,244	$99,705	$117,633

Gross profit, as reported	$52,106	$55,994	$50,612	$62,841
GSA sales adjustment (1)	—	—	—	4,789
Stock-based compensation (2)	169	210	241	208
Inventory reserve charge (3)	—	—	4,734	—
Non-GAAP adjustments to gross profit	169	210	4,975	4,997
Non-GAAP gross profit	$52,275	$56,204	$55,587	$67,838
Gross margin, as reported	56.1%	57.0%	50.8%	55.7%
Non-GAAP gross margin	56.3%	57.2%	55.8%	57.7%

Operating expenses, as reported	$51,414	$54,066	$53,324	$56,994
Stock-based compensation (2)	(1,382)	(1,790)	(1,925)	(1,696)
Purchase accounting intangible amortization	(698)	(772)	(1,131)	(983)
Non-GAAP adjustments to operating expenses	(2,080)	(2,562)	(3,056)	(2,679)
Non-GAAP operating expenses	$49,334	$51,504	$50,268	$54,315

Income (loss) from operations, as reported	$693	$1,927	$(2,712)	$5,846
Non-GAAP adjustments to gross profit	169	210	4,975	4,997
Non-GAAP adjustments to operating expenses	2,080	2,562	3,056	2,679
Non-GAAP income from operations	$2,942	$4,699	$5,319	$13,522

Other expense, net, as reported	$111	$422	$130	$533
Interest expense increase due to GSA sales adjustment (1)	—	—	—	(478)
Non-GAAP adjustments to other expense, net	—	—	—	(478)
Non-GAAP other expense, net	$111	$422	$130	$55

Net income (loss), as reported	$455	$1,205	$(2,488)	$5,758
Non-GAAP adjustments to gross profit	169	210	4,975	4,997
Non-GAAP adjustments to operating expenses	2,080	2,562	3,056	2,679
Non-GAAP adjustments to other expense, net	—	—	—	478
Income tax effect of non-GAAP adjustments	(490)	(552)	(1,084)	(2,137)
Other tax adjustments (4)	—	—	—	(1,000)
Non-GAAP net income	$2,214	$3,425	$4,459	$10,775

(1) Late in the fourth quarter of 2018, during an internal review we preliminarily determined that certain of our pricing practices may have resulted in the U.S. Government being overcharged under our General Services Administration ("GSA") Federal Supply Schedule contracts (the "Contracts") (the "GSA Matter"). In fourth quarter 2018, we reduced our total sales by an estimated cumulative adjustment of $4.8 million and recorded imputed interest expense of $0.5 million related to the GSA Matter.

(2) We exclude stock-based compensation, which is non-cash, from the non-GAAP financial measures because the Company believes that such exclusion provides a better comparison of results of ongoing operations for current and future periods with such results from past periods.

(3) During the third quarter of 2018, we performed an analysis of our inventory reserves in connection with our recent new product introductions and acquisitions and recorded a charge of $4.7 million, or approximately 5% of total inventory, increasing our reserve for excess and obsolete inventory based on the determination that quantities on-hand for certain legacy products exceeded our revised sales projections.

(4) During the fourth quarter of 2018. we completed our transition tax analysis, which resulted in an income tax benefit of $1.0 million related to adjustments to the transition tax on mandatory deemed repatriation of foreign earnings.

FARO TECHNOLOGIES, INC. AND SUBSIDIARIES
QUARTERLY RECONCILIATION OF GAAP TO NON-GAAP FOR 2019 RESULTS
(UNAUDITED)

	Three Months Ended
(dollars in thousands, except per share data)	March 31, 2019	June 30, 2019	September 30, 2019
Total sales, as reported	$93,617	$93,491	$90,516
GSA sales adjustment (1)	35	5,805	—
Non-GAAP total sales	$93,652	$99,296	$90,516

Gross profit, as reported	$53,018	$50,741	$50,772
GSA sales adjustment (1)	35	5,805	—
Stock-based compensation (2)	233	268	270
Non-GAAP adjustments to gross profit	268	6,073	270
Non-GAAP gross profit	$53,286	$56,814	$51,042
Gross margin, as reported	56.6%	54.3%	56.1%
Non-GAAP gross margin	56.9%	57.2%	56.4%

Operating expenses, as reported	$52,661	$55,633	$56,663
Advisory fees for GSA Matter (3)	(591)	(653)	—
Stock-based compensation (2)	(2,331)	(2,484)	(3,117)
Executive severance costs	—	—	(1,217)
Executive sign-on bonuses & relocation costs	—	(575)	(270)
Purchase accounting intangible amortization	(852)	(889)	(924)
Non-GAAP adjustments to operating expenses	(3,774)	(4,601)	(5,528)
Non-GAAP operating expenses	$48,887	$51,032	$51,135

Income (loss) from operations, as reported	$358	$(4,893)	$(5,891)
Non-GAAP adjustments to gross profit	268	6,073	270
Non-GAAP adjustments to operating expenses	3,774	4,601	5,528
Non-GAAP income (loss) from operations	$4,400	$5,781	$(93)

Other expense, net, as reported	$51	$1,929	$490
Interest expense increase due to GSA sales adjustment (1)	(45)	(442)	(145)
Present4D impairment (4)	—	(1,535)	—
Non-GAAP adjustments to other expense, net	(45)	(1,977)	(145)
Non-GAAP other expense, net	$6	$(48)	$345

Net income (loss), as reported	$152	$(6,405)	$(6,199)
Non-GAAP adjustments to gross profit	268	6,073	270
Non-GAAP adjustments to operating expenses	3,774	4,601	5,528
Non-GAAP adjustments to other expense, net	45	1,977	145
Income tax effect of non-GAAP adjustments	(672)	(2,360)	(1,452)
Other tax adjustments (5)	—	864	1,555
Non-GAAP net income (loss)	$3,567	$4,750	$(153)

(1) Late in the fourth quarter of 2018, during an internal review we preliminarily determined that certain of our pricing practices may have resulted in the U.S. Government being overcharged under our General Services Administration ("GSA") Federal Supply Schedule contracts (the "Contracts") (the "GSA Matter"). In fourth quarter 2018, we reduced our total sales by an estimated cumulative adjustment of $4.8 million. We also retained outside legal counsel and forensic accountants to conduct a comprehensive review of our pricing and other practices under the Contracts (the “Review”). On July 15, 2019, we submitted a report to the GSA and its Office of Inspector General setting forth the findings of the Review. Based on the results of the Review, in second quarter 2019 we reduced our total sales by an incremental $5.8 million (the “GSA sales adjustment”) and recorded imputed interest expense of less than $0.1 million during the first quarter of 2019, $0.4 million during the second quarter of 2019, and $0.1 million during the third quarter of 2019 related to the GSA Matter.

(2) We exclude stock-based compensation, which is non-cash, from the non-GAAP financial measures because the Company believes that such exclusion provides a better comparison of results of ongoing operations for current and future periods with such results from past periods. This adjustment includes accelerated vesting of equity awards in connection with the transition of our prior executives totaling $1.6 million and $3.5 million for the three and nine months ended September 30, 2019, respectively.

(3) In connection with the GSA Matter, we retained outside legal counsel and forensic accountants to conduct the Review, which resulted in $1.2 million in advisory fees incurred during the first nine months of 2019.

(4) On April 27, 2018, we invested $1.8 million in present4D GmbH (“present4D”), a software solutions provider for professional virtual reality presentations and training environments, in the form of an equity capital contribution. During the second quarter of 2019, we determined it is more likely than not that we will not recover our cost basis in present4D and recorded an impairment charge of $1.5 million, which is included in Other expense, net.

(5) Driven primarily by return-to-provision adjustments identified in the preparation of our 2018 U.S. tax return and changes in our reserve for uncertain tax positions due to a change in our judgment on the recognition of a tax position.

FARO TECHNOLOGIES, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP
TOTAL SALES BY REPORTING SEGMENT
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
(dollars in thousands)	2019	2018	2019	2018

3D Manufacturing total sales, as reported	$56,017	$64,182	$171,586	$190,584
GSA sales adjustment (1)	—	—	3,315	—
Non-GAAP 3D Manufacturing total sales	$56,017	$64,182	$174,901	$190,584

	Three Months Ended September 30,		Nine Months Ended September 30,
(dollars in thousands)	2019	2018	2019	2018

Construction BIM total sales, as reported	$23,884	$23,710	$73,485	$69,994
GSA sales adjustment (1)	—	—	463	—
Non-GAAP Construction BIM total sales	$23,884	$23,710	$73,948	$69,994

	Three Months Ended September 30,		Nine Months Ended September 30,
(dollars in thousands)	2019	2018	2019	2018

Emerging Verticals total sales, as reported	$10,615	$11,813	$32,553	$30,205
GSA sales adjustment (1)	—	—	2,062	—
Non-GAAP Emerging Verticals total sales	$10,615	$11,813	$34,615	$30,205

(1) Late in the fourth quarter of 2018, during an internal review we preliminarily determined that certain of our pricing practices may have resulted in the U.S. Government being overcharged under our General Services Administration ("GSA") Federal Supply Schedule contracts (the "Contracts"). In fourth quarter 2018, we reduced our total sales by an estimated cumulative adjustment of $4.8 million. We also retained outside legal counsel and forensic accountants to conduct a comprehensive review of our pricing and other practices under the Contracts (the “Review”). On July 15, 2019, we submitted a report to the GSA and its Office of Inspector General setting forth the findings of the Review. Based on the results of the Review, in second quarter 2019 we reduced our total sales by an incremental $5.8 million (the “GSA sales adjustment”).

FARO TECHNOLOGIES, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA
(UNAUDITED)

	Three Months Ended
(in thousands)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Net income (loss)	$455	$1,205	$(2,488)	$5,758
Interest (income) expense, net	(73)	(87)	(96)	313
Income tax expense (benefit)	127	300	(354)	(445)
Depreciation and amortization	4,343	4,377	4,747	4,846
EBITDA	4,852	5,795	1,809	10,472
Loss on foreign currency transactions	184	509	226	220
Stock-based compensation	1,551	2,000	2,166	1,904
GSA sales adjustment (1)	—	—	—	4,789
Inventory reserve charge (2)	—	—	4,734	—
Adjusted EBITDA	$6,587	$8,304	$8,935	$17,385

(1) Late in the fourth quarter of 2018, during an internal review we preliminarily determined that certain of our pricing practices may have resulted in the U.S. Government being overcharged under our General Services Administration ("GSA") Federal Supply Schedule contracts (the "Contracts") (the "GSA Matter"). In fourth quarter 2018, we reduced our total sales by an estimated cumulative adjustment of $4.8 million and recorded imputed interest expense of $0.5 million related to the GSA Matter.

(2) During the third quarter of 2018, we performed an analysis of our inventory reserves in connection with our recent new product introductions and acquisitions and recorded a charge of $4.7 million, or approximately 5% of total inventory, increasing our reserve for excess and obsolete inventory based on the determination that quantities on-hand for certain legacy products exceeded our revised sales projections.

	Three Months Ended
(in thousands)	March 31, 2019	June 30, 2019	September 30, 2019
Net income (loss)	$152	$(6,405)	$(6,199)
Interest (income) expense, net	(144)	240	(24)
Income tax expense (benefit)	155	(417)	(182)
Depreciation and amortization	4,749	4,573	4,798
EBITDA	4,912	(2,009)	(1,607)
Loss on foreign currency transactions	195	154	514
Stock-based compensation	2,564	2,752	3,387
GSA sales adjustment (1)	35	5,805	—
Advisory fees for GSA Matter (2)	591	653	—
Executive severance costs	—	—	1,217
Executive sign-on bonuses & relocation costs	—	575	270
Present4D impairment (3)	—	1,535	—
Adjusted EBITDA	$8,297	$9,465	$3,781

(1) Late in the fourth quarter of 2018, during an internal review we preliminarily determined that certain of our pricing practices may have resulted in the U.S. Government being overcharged under our General Services Administration ("GSA") Federal Supply Schedule contracts (the "Contracts") (the "GSA Matter"). In fourth quarter 2018, we reduced our total sales by an estimated cumulative adjustment of $4.8 million. We also retained outside legal counsel and forensic accountants to conduct a comprehensive review of our pricing and other practices under the Contracts (the “Review”). On July 15, 2019, we submitted a report to the GSA and its Office of Inspector General setting forth the findings of the Review. Based on the results of the Review, in second quarter 2019 we reduced our total sales by an incremental $5.8 million (the “GSA sales adjustment”).

(2) In connection with the GSA Matter, we retained outside legal counsel and forensic accountants to conduct the Review, which resulted in $1.2 million in advisory fees incurred during the first nine months of 2019.

(3) On April 27, 2018, we invested $1.8 million in present4D GmbH (“present4D”), a software solutions provider for professional virtual reality presentations and training environments, in the form of an equity capital contribution. During the second quarter of 2019, we determined it is more likely than not that we will not recover our cost basis in present4D and recorded an impairment charge of $1.5 million, which is included in Other expense, net.